Exhibit 32.1


                        Liberty Mint, Ltd.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Daniel R. Southwick, Chief Executive Officer and Principal Financial Officer of Liberty Mint, Ltd. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the quarterly report on Form 10-QSB of the Company for the quarter ended
     June 30, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 8, 2003
                                        /s/ Daniel R. Southwick
                                        ____________________________________
                                        Daniel R. Southwick
                                        Chief Executive Officer
                                        Principal Financial Officer